SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                  May 12, 2000
                        ---------------------------------
                        (Date of earliest event reported)

                               SAFETY-KLEEN CORP.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)

Delaware                           001-8368                  51-0228924
(State of                    (Commission File No.)         (IRS Employer
 Incorporation)                                             Identification No.)


                         1301 Gervais Street, Suite 300,
                         Columbia, South Carolina 29201

          (Address of principal executive offices, including zip code)


                                 (803) 933-4200
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


                                 Not Applicable
                        ---------------------------------
          (Former name or former address, if changed since last report)



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ITEM 5.  OTHER EVENTS

On May 12, 2000, the registrant issued the press release filed with this Current Report on Form 8-K as Exhibit 99.1. The information contained in Exhibit 99.1 is incorporated by reference herein.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits.

Exhibit No.                 Description
-------------     -------------------------------------
99.1     Press Release issued May 12, 2000 (Filed herewith.)

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                     SAFETY-KLEEN CORP.



Date:  May 15, 2000                                  By:   /s/ Grover C. Wrenn
                                                           -------------------
                                                           Grover C. Wrenn
                                                           Vice Chairman




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                                  EXHIBIT INDEX

Exhibit No.                Description

99.1                       Press Release issued May 12, 2000 (Filed herewith.)

                                  Exhibit 99.1




FOR IMMEDIATE RELEASE                                  Media Contact: John Kyte
May 12, 2000                                                       803-933-4224
                                                             Investor Relations
                                                                   803-933-4285

                    SAFETY-KLEEN EXECUTIVES RESIGN POSITIONS

         (Columbia, SC)--Safety-Kleen Corp. (NYSE: SK) announced today the resignations of Kenneth W. Winger as chief executive officer, Michael J. Bragagnolo as chief operating officer, and Paul R. Humphreys as chief financial officer of the Company.

         Since March 6, David E. Thomas, Jr. and Grover C. Wrenn, Chairman and Vice-Chairman, respectively, have been operating the Company on a daily basis.

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